UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 30, 2011

Commission File Number	Exact Name of Registrant as Specified in Charter	I.R.S. Employer Identification Number

001-08489	Dominion Resources, Inc. (a Virginia corporation)	54-1229715

1-2255	Virginia Electric and Power Company (a Virginia corporation)	54-0418825

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2011, the Virginia State Corporation Commission issued an order in the biennial review proceeding of Virginia Electric and Power Company, Dominion Resources, Inc.’s electric subsidiary, for the 2009-2010 period. A copy of the Final Order in the proceeding is attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99 Final Order of the Virginia State Corporation Commission in Case No. PUE-2011-00027 dated November 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 1, 2011	DOMINION RESOURCES, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

VIRGINIA ELECTRIC AND POWER COMPANY Registrant

/s/ Carter M. Reid
Carter M. Reid Vice President, General Counsel & Corporate Secretary